Intangible Liabilities/ Assets - Charter Agreements - Aggregate Amortization of Intangible Liabilities (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
December 31, 2026	$ 21,412
December 31, 2027	21,412
December 31, 2028	21,471
December 31, 2029	19,910
December 31, 2030	5,849
Below Market Lease, Net, Total	$ 90,054	$ 49,431	$ 5,662